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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  June 21, 2004
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
  (as Depositor of Sequoia Mortgage Trust 2004-3, the Issuer of Mortgage Pass-
          Through Certificates under a Pooling and Servicing Agreement dated as of March 1, 2004)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                       333-103634-01            35-2170972
          --------                       -------------            ----------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)


              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     OTHER EVENTS

            Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2004-3 (the "Certificates").

            The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c).  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, June 21, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 6, 2004

                                         SEQUOIA RESIDENTIAL FUNDING, INC.

                                         By:     /s/ Harold F. Zagunis
                                             -----------------------------------
                                             Harold F. Zagunis
                                             Chief Financial Officer, Treasurer
                                             and Secretary

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                                  EXHIBIT INDEX

                                   Exhibit Number                                      Page Number
                                   --------------                                      -----------
10.1            Monthly Payment Date Statement relating to the distribution to
                Certificateholders, June 21, 2004....................................       5